Nuveen Technology & Infrastructure Credit ETF	Ticker NTCR Listing Exchange: NASDAQ Stock Market LLC	16 November 2026

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 16, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Summary Prospectus

Nuveen Investments	1

Investment Objective

The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$49
3 Years	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in credit and credit-related instruments of issuers in, or economically tied to, the technology or infrastructure sectors. Credit and credit-related instruments include, but are not limited to:

• investment grade corporate debt obligations, including (i) obligations of operating companies (both public and private issuers), and (ii) obligations issued by special-purpose entities backed by corporate debt or lease cash flows;

• below investment grade corporate debt obligations (securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds);

• preferred securities and contingent capital securities (sometimes referred to as “CoCos”);

• senior and subordinated, secured and unsecured, fixed- and floating-rate loans, including leveraged loans;

• asset-backed securities, including securities backed by data centers and other digital-infrastructure cash flows;

• commercial mortgage-backed securities, including securities backed by data centers and other properties that tenants depend on to run their day-to-day operations;

• interests in collateralized loan obligations (“CLOs”), including senior, mezzanine and subordinated or equity tranches;

• U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); and

2	Nuveen Investments

• privately placed and other restricted securities, including Rule 144A securities.

The Fund considers an issuer or investment to be economically tied to the technology or infrastructure sectors when its business, assets, cash flows or collateral are materially related to the development, financing, ownership or operation of technology or digital-infrastructure assets. Examples of such assets include data centers, semiconductors and computing hardware, communications and networking equipment, and the power, electrical and related infrastructure that supports growing demand for computing and artificial intelligence (“AI”), as well as the companies that build and rent out large-scale computing capacity, including both the largest cloud providers and smaller firms that specialize in renting computing power for AI.

The Fund may invest up to 50% of its net assets in securities rated below investment grade, or unrated securities of comparable quality as determined by the Fund’s sub-adviser. The Fund will not invest in securities rated lower than CCC- at the time of purchase, or in unrated securities that the Fund’s sub-adviser determines to be of comparable quality. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security but may consider doing so. There is no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest up to 15% of its net assets in privately placed and other restricted securities, including securities issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) or Regulation D under the 1933 Act, and including such securities acquired in secondary market transactions. This 15% limit is separate from, and does not include, securities eligible for resale to qualified institutional buyers under Rule 144A of the 1933 Act (“Rule 144A securities”), in which the Fund may invest without limitation.

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated debt obligations of non-U.S. issuers, including issuers located in emerging market countries.

The Fund may also invest in other investment companies, including exchange-traded funds and closed-end funds whose shares are listed and traded on a national securities exchange, to gain or manage investment exposure or for cash management purposes.

In selecting investments, the Fund’s sub-adviser combines a top-down assessment of the macroeconomic environment and relative value across credit sectors with bottom-up, fundamental credit research on individual technology or infrastructure issuers and transactions. For data center and other digital-infrastructure financings, the sub-adviser’s underwriting focuses on, among other factors, construction and completion risk; the adequacy and duration of lease cash flows relative to debt service and debt maturities; and the creditworthiness of, and the Fund’s claim to, the underlying tenants and any guarantors. The sub-adviser may sell a security when it no longer offers attractive relative value, when its risk characteristics change, or to manage the Fund’s overall risk and sector exposures.

The Fund may use derivatives, including options, futures contracts, options on futures contracts, foreign currency forward contracts, and swap agreements (including interest rate, credit default, and total return swaps), for hedging or risk-management purposes, to manage the effective duration of the portfolio, to gain or adjust exposure to markets, sectors or securities, or to seek to enhance return. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns rather than to hedge or offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Fund will concentrate its investments in a group of industries—that is, invest 25% or more of its net assets in a group of industries—comprising the technology or infrastructure sectors.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Nuveen Investments	3

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Artificial Intelligence and Technology Disruption Risk—Issuers and assets in which the Fund invests are subject to rapid and unpredictable technological change, including developments in artificial intelligence (“AI”), that could render existing technologies, business models or physical assets less competitive or obsolete. If investors come to expect less long-term demand for computing, slower progress in earning profits from AI, or a shorter useful life for technology assets, the Fund’s investments could become more volatile and could lose value, even where those investments are debt obligations whose returns depend on contractual payments of interest and principal.

Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in debt securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.

Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.

Collateralized Loan Obligations Risk—A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. In addition to the risks associated with loans and high yield securities, CLOs are subject to the risk that distributions from the collateral may not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; the Fund may invest in tranches of CLOs that are subordinate to other tranches; and the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Counterparty Risk—The Fund may be subject to counterparty risk. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

4	Nuveen Investments

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Data Center and Digital Infrastructure Risk—Many of the Fund’s investments depend, directly or indirectly, on the development, financing, leasing and operation of data centers and other digital-infrastructure assets, and are subject to risks distinct from those of more traditional fixed income investments. These include construction and completion risk, as projects that are not yet stabilized may experience cost overruns, delays in becoming ready for service, or limited access to power and related infrastructure; lease coverage and refinancing risk, as debt service generally depends on lease cash flows and the value of an investment can be impaired if leases are shorter than the related debt, are not renewed, or cannot be refinanced on favorable terms; and tenant-related, or “claim,” risk, as repayment frequently depends on the creditworthiness of, and the structural and contractual claim to, a limited number of tenants (which may include the largest cloud providers and smaller firms that specialize in renting computing power for AI) and any guarantors or backstops, the terms of which vary and may not fully protect the Fund. Concentration of exposure to one or a few tenants, sponsors or properties may increase these risks.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Emerging Markets Risk—The risks of foreign investment often increase in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s sub-adviser to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries and may be subject to foreign government intervention, including the imposition of capital controls and/or sanctions. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.

Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk

Nuveen Investments	5

of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.

Illiquid Investments Risk—Certain securities held by the Fund could be or become illiquid investments, which may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.

Loan Risk— The lack of an active trading market for certain loans (including loan participations and assignments) may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan and the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants with respect to both collateralized and unsecured loans and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud or other protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the

6	Nuveen Investments

spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.

Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.

Market Trading Risks—The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.

Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.

Other Investment Companies Risk—The Fund may invest in other investment companies, such as open-end funds, closed-end funds and ETFs, subject to the limitations on such investments under the 1940 Act or exemptions therefrom. When the Fund invests in other investment companies, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies, and the Fund is exposed to the risks to which the other investment companies may be subject, including, in the case of ETFs, that an active trading market for an ETF's shares may not develop or be maintained, which could result in increased volatility. For index-based ETFs, the performance of the ETF may diverge from the performance of the index it is designed to track (commonly known as tracking error). Shares of closed-end funds may at times be acquired at market prices that represent a premium to their

Nuveen Investments	7

net asset value, and shares acquired at a premium may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Prepayment Risk—Prepayment risk is the risk that the borrower of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates.

Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at current market value.

Risk of Investing in Special-Purpose Entities—The Fund may invest in debt obligations issued by special-purpose entities that are not subsidiaries of the Fund. These entities are typically organized by third-party sponsors as bankruptcy-remote vehicles to hold specific assets, and to issue notes or other securities serviced by the cash flows those assets generate. Because the Fund's claim generally runs against the underlying collateral and associated cash flows rather than against the sponsor's general credit, the Fund will have limited or no recourse to the sponsor or other parties involved in the special purpose entity, except to the extent a guarantee or other credit support is provided. The Fund will not control, and generally will have limited or no ability to influence, the special-purpose entity's management, administration or disposition of its assets, and will instead depend on the sponsor, servicer or manager of the special-purpose entity to administer the underlying assets, enforce contractual rights and distribute proceeds. The sponsor's interests may conflict with those of the Fund and other investors in the special-purpose entity. A special-purpose entity's structure may give rise to legal, regulatory, tax or accounting issues that would not apply to a direct investment in the underlying assets, including the risk that a court could disregard the entity's separate legal existence or substantively consolidate its assets with those of an affiliated sponsor in a bankruptcy or similar proceeding, which could delay or reduce payments to the Fund. Special-purpose entities may also be difficult to value and may provide limited financial or other information, which could adversely affect the Fund's ability to accurately value its investment. In addition, securities issued by special-purpose entities are often illiquid and subject to transfer restrictions, which may limit the Fund's ability to sell its investment at a desirable time or price. The Fund may be adversely affected by a sponsor's or servicer's misconduct, negligence, insolvency or operational failures, by claims of the sponsor's other creditors against the special-purpose entity's assets, or by the special-purpose entity's failure to enforce its rights or distribute proceeds as intended, any of which could reduce or eliminate the value of the Fund's investment.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Technology or Infrastructure Focus Risk—Because the Fund focuses its investments in credit and credit-related instruments tied to the technology or infrastructure sectors, the Fund’s performance is closely linked to the economic, market, regulatory and technological conditions affecting those sectors and may be more volatile than the performance of a more broadly diversified fund. Demand for technology or digital-infrastructure assets — including the pace and scale of investment in AI and computing capacity — may not develop as expected, and a slowdown in that investment, or in the earnings or financing capacity of large technology companies, could adversely affect the value of the Fund’s investments. Credit spreads and returns within these sectors may increasingly move together with market views on AI adoption and monetization.

Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a

8	Nuveen Investments

greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Fund Performance

The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregory Hessler	Managing Director	November 2026
James S. Kim	Senior Managing Director	November 2026
Brenda A. Langenfeld, CFA	Managing Director	November 2026
David Bode	Senior Director	November 2026

Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Nuveen Investments	9

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	11

[THIS PAGE INTENTIONALLY LEFT BLANK]

NPM-NTCR-1126P

12	Nuveen Investments